                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3


Section 7.3 Indenture                                                          Distribution Date:                        12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   4,717,500.00
              Class B Note Interest Requirement                     279,708.54
              Class C Note Interest Requirement                     135,734.76
                      Total                                       5,132,943.31

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        5.55000
              Class B Note Interest Requirement                        5.79167
              Class C Note Interest Requirement                        2.00747

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       850,000,000
              Class B Note Principal Balance                        48,295,000
              Class C Note Principal Balance                        67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account           38,636,400.00

(v)    Required Owner Trust Spread Account Amount                38,636,400.00


                                                                By:
                                                                                   --------------------

                                                                Name:              Patricia M. Garvey
                                                                Title:             Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1

Section 7.3 Indenture                                                              Distribution Date:                     12/16/2002
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                      1,001,848.96
              Class B Note Interest Requirement                         93,174.91
              Class C Note Interest Requirement                        146,090.70
                      Total                                          1,241,114.57

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                           1.33580
              Class B Note Interest Requirement                           1.49080
              Class C Note Interest Requirement                           1.81802

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                          750,000,000
              Class B Note Principal Balance                           62,500,000
              Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account              8,928,570.00

(v)     Required Owner Trust Spread Account Amount                   8,928,570.00


                                                                By:
                                                                                   --------------------

                                                                Name:              Patricia M. Garvey
                                                                Title:             Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2


Section 7.3 Indenture                                                              Distribution Date:                    12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                      1,147,968.75
              Class B Note Interest Requirement                        107,934.90
              Class C Note Interest Requirement                        171,158.13
                      Total                                          1,427,061.77

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                           1.27552
              Class B Note Interest Requirement                           1.43913
              Class C Note Interest Requirement                           1.77497

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                          900,000,000
              Class B Note Principal Balance                           75,000,000
              Class C Note Principal Balance                           96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account             10,714,290.00

(v)     Required Owner Trust Spread Account Amount                  10,714,290.00

                                                                 By:
                                                                                   ---------------------

                                                                 Name:             Patricia M. Garvey
                                                                 Title:            Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3



Section 7.3 Indenture                                                              Distribution Date:                    12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                        976,015.63
              Class B Note Interest Requirement                         93,174.91
              Class C Note Interest Requirement                        144,014.81
                      Total                                          1,213,205.35

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                           1.30135
              Class B Note Interest Requirement                           1.49080
              Class C Note Interest Requirement                           1.79219

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                          750,000,000
              Class B Note Principal Balance                           62,500,000
              Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account              8,928,570.00

(v)     Required Owner Trust Spread Account Amount                   8,928,570.00



                                                                 By:
                                                                                   ---------------------

                                                                 Name:             Patricia M. Garvey
                                                                 Title:            Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture                                                              Distribution Date:                    12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                        935,315.21
              Class B Note Interest Requirement                         91,264.32
              Class C Note Interest Requirement                        146,983.59
                      Total                                          1,173,563.13

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                           1.30997
              Class B Note Interest Requirement                           1.53385
              Class C Note Interest Requirement                           1.92135

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                          714,000,000
              Class B Note Principal Balance                           59,500,000
              Class C Note Principal Balance                           76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account              8,500,000.00

(v)     Required Owner Trust Spread Account Amount                   8,500,000.00



                                                                 By:
                                                                                   ---------------------

                                                                 Name:             Patricia M. Garvey
                                                                 Title:            Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2


Section 7.3 Indenture                                                              Distribution Date:               12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                        646,371.53
              Class B Note Interest Requirement                         62,474.41
              Class C Note Interest Requirement                        105,237.36
                      Total                                            814,083.29

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                           1.29274
              Class B Note Interest Requirement                           1.49941
              Class C Note Interest Requirement                           1.96441

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                          500,000,000
              Class B Note Principal Balance                           41,666,000
              Class C Note Principal Balance                           53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account              5,952,380.00

(v)     Required Owner Trust Spread Account Amount                   5,952,380.00



                                                                 By:
                                                                                   ---------------------

                                                                 Name:             Patricia M. Garvey
                                                                 Title:            Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3



Section 7.3 Indenture                                                          Distribution Date:             12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                        Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                      0.00
              Class B Principal Payment                                      0.00
              Class C Principal Payment                                      0.00
                        Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                        937,265.63
              Class B Note Interest Requirement                         92,636.72
              Class C Note Interest Requirement                        154,394.26
                      Total                                          1,184,296.60

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                           1.24969
              Class B Note Interest Requirement                           1.48219
              Class C Note Interest Requirement                           1.92135

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                          750,000,000
              Class B Note Principal Balance                           62,500,000
              Class C Note Principal Balance                           80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account               8,928,570.00

(v)    Required Owner Trust Spread Account Amount                    8,928,570.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4


Section 7.3 Indenture                                                          Distribution Date:                        12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                         0.00
       Amount of Net Swap Receipt                                 2,760,985.50

(ii)   Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(iii)  Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest                               3,850,000.00
              Class B Note Interest                                 106,164.24
              Class C Note Interest                                 176,796.88
                      Total                                       4,132,961.11

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest                                    4.58333
              Class B Note Interest                                    1.51663
              Class C Note Interest                                    1.96441

(iv)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(v)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                10,000,000.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5


Section 7.3 Indenture                                                          Distribution Date:                        12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,607,156.25
              Class B Note Interest Requirement                     165,575.52
              Class C Note Interest Requirement                     276,820.31
                      Total                                       2,049,552.08

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.27552
              Class B Note Interest Requirement                        1.57691
              Class C Note Interest Requirement                        2.05052

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6


Section 7.3 Indenture                                                          Distribution Date:                        12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,311,765.00
              Class B Note Interest Requirement                     134,630.42
              Class C Note Interest Requirement                     230,756.25
                      Total                                       1,677,151.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.30135
              Class B Note Interest Requirement                        1.60274
              Class C Note Interest Requirement                        2.13663

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,008,000,000
              Class B Note Principal Balance                        84,000,000
              Class C Note Principal Balance                       108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)    Required Owner Trust Spread Account Amount                12,000,000.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1

Section 7.3 Indenture                                                          Distribution Date:                         12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,071,437.50
              Class B Note Interest Requirement                     106,767.01
              Class C Note Interest Requirement                     182,996.88
                      Total                                       1,361,201.39

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.27552
              Class B Note Interest Requirement                        1.52524
              Class C Note Interest Requirement                        2.03330

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2

Section 7.3 Indenture                                                          Distribution Date:                        12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,449,379.17
              Class B Note Interest Requirement                     144,410.49
              Class C Note Interest Requirement                     247,515.63
                      Total                                       1,841,305.28

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.23247
              Class B Note Interest Requirement                        1.47358
              Class C Note Interest Requirement                        1.96441

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,176,000,000
              Class B Note Principal Balance                        98,000,000
              Class C Note Principal Balance                       126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           14,000,000.00

(v)    Required Owner Trust Spread Account Amount                14,000,000.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3


Section 7.3 Indenture                                                          Distribution Date:                        12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,683,106.25
              Class B Note Interest Requirement                     165,575.52
              Class C Note Interest Requirement                     280,307.81
                      Total                                       2,128,989.58

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.33580
              Class B Note Interest Requirement                        1.57691
              Class C Note Interest Requirement                        2.07635

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4


Section 7.3 Indenture                                                          Distribution Date:                        12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,552,906.25
              Class B Note Interest Requirement                     152,917.19
              Class C Note Interest Requirement                     258,220.31
                      Total                                       1,964,043.75

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.23247
              Class B Note Interest Requirement                        1.45635
              Class C Note Interest Requirement                        1.91274

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,260,000,000
              Class B Note Principal Balance                       105,000,000
              Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5


Section 7.3 Indenture                                                          Distribution Date:                        12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,071,437.50
              Class B Note Interest Requirement                     104,958.68
              Class C Note Interest Requirement                     180,671.88
                      Total                                       1,357,068.06

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.27552
              Class B Note Interest Requirement                        1.49941
              Class C Note Interest Requirement                        2.00747

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       840,000,000
              Class B Note Principal Balance                        70,000,000
              Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)    Required Owner Trust Spread Account Amount                10,000,000.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President
-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6


Section 7.3 Indenture                                                          Distribution Date:                        12/16/2002
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                   0.00
              Class B Principal Payment                                   0.00
              Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,146,754.58
              Class B Note Interest Requirement                     114,791.49
              Class C Note Interest Requirement                     207,264.06
                      Total                                       1,468,810.14

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.24108
              Class B Note Interest Requirement                        1.49080
              Class C Note Interest Requirement                        2.09358

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                       924,000,000
              Class B Note Principal Balance                        77,000,000
              Class C Note Principal Balance                        99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00



                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President
-----------------------------------------------------------------------------------------------------------------------------------